                                                                    EXHIBIT 23.2
                              ARTHUR ANDERSEN LLP

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 4, 1999 incorporated by reference in Selfcare, Inc.'s Form 10-K/A for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                                   /s/ Arthur Andersen LLP

Boston, Massachusetts
January 21, 2000